Exhibit 99.1

AROWANA INC. TO ACQUIRE MAJORITY INTEREST IN

VIVOPOWER INTERNATIONAL PLC

SYDNEY, AUSTRALIA, August 11th, 2016 – Arowana Inc. (“ARWA”) (NASDAQ: ARWA, ARWAU, ARWAR, ARWAW), a public investment vehicle formed for the purpose of effecting a merger, acquisition or similar business combination, and VivoPower International PLC (“VivoPower”), a global solar power company, announced today that they have entered into a contribution agreement pursuant to which ARWA will acquire majority ownership of VivoPower.

VivoPower is a global next generation solar power company that operates a build, transfer, operate (“BTO”) model to establish an installed solar power asset base in a capital efficient manner. VivoPower intends to leverage this asset base to sell distributed generation power and manage data driven energy services for commercial, industrial and government customers. VivoPower has offices and personnel in the United Kingdom, the United States, Australia and across Asia. VivoPower is currently wholly owned by Arowana International Limited (ASX: AWN), an Australian company affiliated with certain of ARWA’s officers and directors (“AWN”).

Transaction Summary

Pursuant to the terms of the contribution agreement and subject to the satisfaction of certain conditions outlined in such contribution agreement, including the acquisition of portions of certain businesses, ARWA will undertake a cash subscription of between US$56.6m and US$84.5m (less transaction costs) to VivoPower in exchange for ordinary shares of VivoPower (“VivoPower Shares”). The amount of the ARWA cash subscription will depend on the level of ARWA public shareholders seeking conversion of their shares pursuant to ARWA’s charter documents and certain transaction costs. To the extent that less than the maximum number of ARWA public shareholders seeking conversion of their public shares permitted under the contribution agreement actually seek conversion, ARWA will use the excess capital available to it to purchase additional VivoPower Shares issued by VivoPower, who will in turn utilize the funds received in consideration to repurchase a like number of VivoPower Shares from AWN.

In connection with the transactions, ARWA will also seek to amend the terms of its outstanding warrants to provide that, upon consummation of the transactions, each of ARWA’s outstanding warrants will automatically receive one-twentieth (1/20) of a VivoPower Share from ARWA in exchange for such warrants.

ARWA’s rights, which are convertible into one-tenth of one ARWA ordinary share upon the consummation of a business combination, will automatically convert upon consummation of the transactions.

Following the contribution and warrant amendment, ARWA intends to distribute the VivoPower Shares it receives to its shareholders and warrantholders and thereafter dissolve and liquidate.

The transactions are expected to be consummated in the fourth quarter of 2016 after the required approval by the shareholders and warrantholders of ARWA and the fulfillment of other closing conditions.

Kevin Chin, CEO of ARWA and AWN stated “We believe the completion of the proposed transaction will provide a global platform for VivoPower to continue to drive accelerated growth, scale up sustainably and enhance brand awareness. Furthermore, this transaction is consistent with AWN’s conglomerate structure and stated strategy of building enduring enterprises that play in growing global addressable markets but in a capital efficient, lean and agile manner.”

EarlyBirdCapital, Inc. is acting as M&A advisor to ARWA, and Cassel Salpeter & Co., LLC provided financial advisory services to ARWA’s board of directors in connection with the business combination.

Winston & Strawn LLP, Watson Mangioni and Herbert Smith Freehills LLP are acting as U.S., Australian and English law legal advisors, respectively, to VivoPower and AWN. Graubard Miller is acting as legal advisor to ARWA.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the contribution agreement relating to the transaction, a copy of which will be filed by ARWA with the SEC as an exhibit to a Current Report on Form 8-K. Interested parties should visit the SEC website at www.sec.gov.

About VivoPower

VivoPower is a global next generation solar power company that operates a BTO model to establish an installed solar power asset base in a capital efficient manner. VivoPower intends to leverage this asset base to sell distributed generation power and manage data driven energy services for commercial, industrial and government customers.

VivoPower aggregates small and medium sized solar PV projects underpinned by long term power purchasing agreements and then arranges corporate and project financing, engineering design, equipment procurement and project manages the build of such solar PV projects for asset owners. VivoPower also provides power support services (encompassing operations, maintenance and optimisation) under long term contracts with the asset owners so as to maximise the performance and value of solar PV assets. AWN is the sole shareholder of VivoPower.

About ARWA

ARWA was incorporated in the Cayman Islands on October 1, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities. ARWA’s efforts to identify a prospective target business are not limited to a particular industry or geographic region of the world although it is focusing on target businesses located in the Asia Pacific region (with a particular emphasis on South East Asia and Australia) operating in the energy (including solar and alternative energy) industry, or target businesses in such industry operating outside of those geographic locations which is believed would benefit from expanding their operations to such locations.

ARWA, its directors and executive officers and EarlyBirdCapital, Inc. may be deemed to be participants in the solicitation of proxies for the extraordinary general meeting of ARWA shareholders and warrantholders to be held to approve the proposed transaction. Shareholders and warrantholders are advised to read, when available, ARWA’s preliminary proxy statement and definitive proxy statement in connection with the solicitation of proxies for the extraordinary general meetings because these statements will contain important information. The definitive proxy statement will be mailed to shareholders and warrantholders as of a record date to be established for voting on the transaction. Shareholders and warrantholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: EarlyBirdCapital, Inc., 366 Madison Avenue, 8th Floor, New York, NY 10017. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (www.sec.gov).

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on ARWA’s and VivoPower’s managements’ current expectations or beliefs and are subject to risk, uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of VivoPower’s business. These risks, uncertainties and contingencies include: business conditions; changing interpretations of IFRS; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of products and services; general economic conditions; geopolitical events and regulatory changes; the possibility that the transactions do not close, including due to the failure to receive required shareholder and/or warrantholder approvals or the failure of other closing conditions; and other factors set forth in ARWA’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither ARWA nor VivoPower is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

This communication is only being distributed to, and is only directed at (i) persons who are outside the United Kingdom; or (ii) persons having professional experience in matters relating to investments who fall within the definition of "investment professionals" in Article 19(5) of the UK Financial Services and Markets Act 2000 (Financial Promotion) Order 2005; or (iii) high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) of the UK Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (all such persons in (i) to (iii) above being referred to as "relevant persons"). The securities to be offered in connection with the business combination are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such securities will be engaged in only with relevant persons, and any person who is not a relevant person should not rely on or act upon this communication.

Contact:

Arowana Inc.

Level 11, 153 Walker Street

North Sydney, NSW 2060

Australia

Tel: +612-8083-9800

Email: investor.relations@arowanaco.com